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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) March 28, 2002
                                                         ----------------

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                               57-1575609
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         One Gateway Center, 19th Floor
                               Pittsburgh, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)



                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)



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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5.  OTHER EVENTS

         As previously disclosed under cover of a Current Report on Form 8-K, the Registrant and its subsidiaries filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Western District of Pennsylvania (the "Bankruptcy Court") on September 21, 2001 in order to allow for an orderly consummation of the Registrant's proposed comprehensive financial restructuring.

         On March 28, 2002, the Registrant entered into a letter of intent (the "Letter of Intent") with Sun Capital Acquisition Corp. ("Sun") pursuant to which Sun would acquire all of the assets of the Registrant, on a debt-free basis, under a Section 363 asset sale pursuant to the U.S. Bankruptcy Code for $35 million cash payable at closing and a $15 million term note payable to the members of the Registrant's existing bank group. Under the Letter of Intent, the Registrant has agreed to provide Sun with a 45 day exclusivity period during which the Registrant will not be permitted to solicit offers for sale of the Registrant or discuss a sale of the Registrant with any other party or provide any information to any other party regarding the Registrant or its subsidiaries in that connection, but the Registrant may provide information with respect to unsolicited expressions of interest relating to a sale of the Registrant. Except for those particular provisions of the Letter of Intent which are stated to be binding, including the exclusivity provisions, the Letter of Intent is non-binding. Any transaction contemplated by the Letter of Intent would be conditioned upon, among other things, the completion of a satisfactory due diligence investigation by Sun, the execution of a definitive purchase agreement and bankruptcy court approval. The transaction contemplated by the Letter of Intent would not result in any residual value for holders of the Registrant's common stock.

         In connection with the foregoing, attached hereto as Exhibit 99.1 is a copy of the executed Letter of Intent.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                 Not Applicable

         (B)     PRO FORMA FINANCIAL INFORMATION
                 Not Applicable

         (C)     EXHIBIT NO.
                   99.1 Letter of Intent dated March 28, 2002 from Sun Capital Acquisition Corp. to the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  THE CARBIDE/GRAPHITE GROUP, INC.

                                  By:         /s/ Walter B. Fowler
                                      -----------------------------------------
                                      Walter B. Fowler - Chief Executive Officer




Dated:   March 28, 2002




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                                  EXHIBIT INDEX

 EXHIBIT
   NO.       DESCRIPTION
 -------     -----------

  99.1 Letter of Intent dated March 28, 2002 from Sun Capital Acquisition Corp. to the Registrant




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